ELIZABETH ARDEN, INC.

Incentive Stock Option Agreement

1.    Grant of Option. In accordance with and subject to the terms and conditions of (a) the Elizabeth Arden, Inc. 1995 Stock Option Plan, as it may be amended from time to time (the "Plan"), and (b) this Incentive Stock Option Agreement (the "Agreement"), Elizabeth Arden, Inc., formerly known as French Fragrances, Inc., a Florida corporation (the "Company"), grants to the recipient (the "Option") identified in the Certificate related to this option grant (the "Certificate") an incentive stock option (the "Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase the number of shares (the "Shares") of its Common Stock, $.01 par value ("Common Stock"), set forth in the Certificate, at the grant price set forth in the Certificate. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Plan.

2.    Acceptance by Optionee. The exercise of the Option or any portion thereof is conditioned upon acceptance by the Optionee of the terms and conditions of this Agreement, as evidenced by the Optionee's execution or acceptance of the Certificate to this Agreement.

3.    Vesting of Option. The Option shall become exercisable in accordance with the vesting schedule set forth in the Certificate. In the event that the Optionee's employment with the Company or one of its subsidiaries (a "Subsidiary") is terminated prior to the date on which the Option or any portion thereof becomes vested, the non-vested portion of the Option will be void, and will not become exercisable by the Optionee.

4.    Expiration of Option. The Option shall expire on the date set forth in the Certificate (the "Grant Expiration Date"), and may not be exercised after such date. Notwithstanding anything to the contrary contained herein, upon the Optionee's resignation or termination of the Optionee's employment for cause by the Company or a Subsidiary, the Option shall terminate as of the date of such resignation or termination and may not be exercised after such date.

5.    Exercise of Option. Except as set forth below, the Optionee may exercise the Option or any portion thereof only so long as the Optionee has remained an employee of the Company or a Subsidiary at all times since the date of this Agreement and is an employee of the Company or a Subsidiary at the time the Optionee exercises the Option or any portion thereof. The Optionee may also exercise the Option or any portion thereof within the period ending on the sooner of (a) three months after the termination, other than by the Company or a Subsidiary for cause or the Optionee's resignation, of his/her employment with the Company or a Subsidiary, or (b) the Grant Expiration Date. If the Optionee's employment is terminated because he/she is "Disabled" (as defined in Section 422 of the Code) or he/she dies, the Optionee (or his/her estate) may exercise the Option or any portion thereof within the period ending on the sooner of (a) one year after such termination, or (b) the Grant Expiration Date.

6.    Procedure for Exercise. The Option may be exercised for the number of Shares specified in a written notice delivered to the Company, or via the Company's designated online procedures on the website of the Company's Plan administrator, at least ten days prior to the date on which purchase is requested, accompanied by full payment in cash or by certified bank check, personal check or money order, or, with the consent of the Compensation Committee, in Common Stock of the Company. In the sole discretion of and subject to such conditions as may be established by the Compensation Committee, payment of the option price may also be made by the Company retaining from the shares to be delivered upon exercise of the Option, or portion thereof, that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Optionee exercises the Option, or portion thereof. If payment is made by the tender of shares of Common Stock or retention by the Company of Shares of Common Stock to be delivered upon the exercise of the Option, the fair market value of each share of Common Stock tendered or retained, as the case may be, shall be determined as of the day such shares are tendered or such Option is exercised, or if no sale or bid has been made on such date, then on the last preceding day on which such sale or bid shall have been made. Any excess of the value of the tendered or retained shares over the option price will be returned to the Optionee as follows:

(i)  any whole shares of Common Stock remaining in excess of the purchase price will be returned to the Optionee in kind, and may be represented by one or more certificates as determined by the Company in its sole discretion; and

(ii)  any partial shares of Common Stock remaining in excess of the grant price will be returned to the Optionee in cash.

Such payment may also be made in such other manner as the Compensation Committee determines is appropriate, in its sole discretion. If any applicable law requires the Company to take any action with respect to the Shares specified in such notice, or if any action remains to be taken under the Articles of Incorporation or By-laws of the Company, as in effect at the time, to effect due issuance of the Shares, then the Company shall take such action and the day for delivery of such Shares shall be extended for the period necessary to take such action. No Optionee shall have any of the rights of a shareholder of the Company under any Option until the actual issuance of Shares to said Optionee, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such Shares except as provided under the Plan.

7.    Non-transferability of Stock Options. No Option granted hereunder to the Optionee shall be transferable by the Optionee otherwise than by will, or by the laws of descent and distribution, and such Option shall be exercisable, during the lifetime of the Optionee, only by the Optionee.

8.    Disposition After Exercise. If the Optionee sells or otherwise disposes of any Shares within two years of the grant date, as set forth in the Certificate, or within one year after the Shares are transferred to the Optionee, the Optionee agrees to so notify the Secretary of the Company and to pay to the Company all taxes required to be withheld as a consequence of the disposition of the Shares.

9.    No Right to Employment. Nothing contained in the Plan or in this Agreement, nor any action taken by the Compensation Committee, shall confer upon the Optionee any right with respect to continuation of employment by the Company or a Subsidiary as an employee nor interfere in any way with the right of the Company or a Subsidiary to terminate the Optionee's employment as an employee at any time with or without cause.

10.    Representations as to Purchase of Shares. As a condition of the Company's obligation to issue Shares upon exercise of the Option, if requested by the Company, the Optionee shall, concurrently with the delivery of the stock certificate representing the Shares so purchased, give such written assurances to the Company, in the form and substance that its counsel reasonably requests, to the effect that the Optionee is acquiring the Shares for investment and without any present intention of reselling or redistributing the same in violation of any applicable law, and the Company shall have the right to endorse the certificate representing the Shares with an appropriate restrictive legend as to compliance with such law. In the event that the Company elects to register the Shares under the Securities Act of 1933, as amended, and any applicable state laws, the issuance of such Shares shall not be subject to the restrictions contained in this paragraph 10.

11.    Compliance With Applicable Law. The issuance of the Shares pursuant to the exercise of this Option is subject to compliance with all applicable laws, including without limitation laws governing withholding from employees and nonresident aliens for income tax purposes. This Agreement shall be governed by the laws of the State of Florida and the federal laws of the United States.

12.    Incorporation of Plan Provisions. This Agreement is made pursuant to the Plan and is subject to all the terms and provisions of the Plan as if the same were fully set forth in this Agreement. The Optionee hereby acknowledges that he/she has received, read and understood the copy of the Plan.

13.    Miscellaneous. This Agreement shall be binding upon and inure to the benefit of all successors of the Company. This Agreement may not be amended without the express written consent of both parties hereto, which consent may be evidenced in writing or pursuant to the Company's designated online procedure.